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                                                                 EXHIBIT 10.2






                            USA WASTE SERVICES, INC.

                           1993 STOCK INCENTIVE PLAN

                           (AS AMENDED AND RESTATED)





                                 APRIL 8, 1997
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                               TABLE OF CONTENTS

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ARTICLE I.  GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Section 1.1.   Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Section 1.2.   Administration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Section 1.3.   Eligibility for Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.4.   Types of Awards Under Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.5.   Aggregate Limitation on Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.6.   Effective Date and Term of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

ARTICLE II.  STOCK OPTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.1.   Award of Stock Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.2.   Stock Option Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.3.   Stock Option Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.4.   Term and Exercise . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.5.   Manner of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.6.   Delivery of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.7.   Death, Retirement and Termination of Employment of Optionee . . . . . . . . . . . . . . . . . . 5
         Section 2.8.   Tax Election  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 2.9.   Effect of Exercise  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

ARTICLE III.  INCENTIVE STOCK OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.1.   Award of Incentive Stock Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.2.   Incentive Stock Option Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.3.   Incentive Stock Option Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.4.   Term and Exercise . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.5.   Maximum Amount of Incentive Stock Option Grant  . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.6.   Death of Optionee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.7.   Retirement or Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.8.   Termination for Other Reasons . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.9.   Applicability of Stock Options Sections . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE IV.  RELOAD OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 4.1.   Authorization of Reload Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 4.2.   Reload Option Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 4.3.   Reload Option Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 4.4.   Term and Exercise . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 4.5.   Termination of Employment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 4.6.   Applicability of Stock Options Sections . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE V.  ALTERNATE APPRECIATION RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 5.1.   Award of Alternate Appreciation Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 5.2.   Alternate Appreciation Rights Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
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         Section 5.3.   Exercise  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 5.4.   Amount of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 5.5.   Form of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 5.6.   Effect of Exercise  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 5.7.   Termination of Employment, Retirement, Death or Disability  . . . . . . . . . . . . . . . . . . 9

ARTICLE VI.  LIMITED RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 6.1.   Award of Limited Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 6.2.   Limited Rights Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 6.3.   Exercise Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 6.4.   Amount of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 6.5.   Form of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 6.6.   Effect of Exercise  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 6.7.   Retirement or Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 6.8.   Death of Optionee or Termination for Other Reasons  . . . . . . . . . . . . . . . . . . . . .  11
         Section 6.9.   Termination Related to a Change in Control  . . . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE VII.  SUBSTITUTION AWARDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE VIII.  BONUS STOCK AWARDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 8.1.   Award of Bonus Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 8.2.   Stock Bonus Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE IX.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 9.1.   General Restriction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 9.2.   Non-Assignability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 9.3.   Withholding Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 9.4.   Right to Terminate Employment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 9.5.   Non-Uniform Determination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 9.6.   Rights as a Shareholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 9.7.   Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 9.8.   Leaves of Absence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 9.9.   Newly Eligible Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 9.10.   Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 9.11.   Changes in the Company's Capital Structure . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 9.12.   Change in Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 9.13.   Amendment of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
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                            USA WASTE SERVICES, INC.

                           1993 STOCK INCENTIVE PLAN


                              ARTICLE I.  GENERAL

         Section 1.1. Purpose. The purposes of this Stock Incentive Plan (the "Plan") are to: (1) closely associate the interests of the employees and consultants of USA Waste Services, Inc. and its Subsidiaries and Affiliates (collectively referred to as the "Company") with the shareholders to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders; (2) provide employees and consultants with a proprietary ownership interest in the Company commensurate with Company performance, as reflected in increased shareholder value; (3) maintain competitive compensation levels thereby attracting and retaining highly competent and talented employees and consultants; and (4) provide an incentive to employees and consultants for continuous employment with or services to the Company.

         Section 1.2.   Administration.

         (a) The Plan shall be administered by a committee of non-employee directors appointed by the Board of Directors of USA Waste Services, Inc. (the "Committee"), as constituted from time to time.

         (b) The Committee shall have the authority, in its sole discretion and from time to time to:

                 (i) designate the employees and consultants or classes of employees of and consultants to the Company eligible to participate in the Plan;

                 (ii) grant awards ("Awards") provided in the Plan in such form and amount as the Committee shall determine;

                 (iii) impose such limitations, restrictions, and conditions, not inconsistent with this Plan, upon any such Award as the Committee shall deem appropriate; and

                 (iv) interpret the Plan and any agreement, instrument, or other document executed in connection with the Plan; adopt, amend, and rescind rules and regulations relating to the Plan; and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.



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         (c)     Decisions and determinations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be final, conclusive, and binding upon all persons, including the Company, any participant, any stockholder of USA Waste Services, Inc., and any employee or consultant. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

         Section 1.3. Eligibility for Participation. Participants in the Plan ("Participants") shall be selected by the Committee from the employees of and consultants to the Company who are responsible for or contribute to the management, growth, success and, profitability of the Company. In making this selection and in determining the form and amount of Awards, the Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company, and past and potential contributions to the Company's profitability and growth.

         Section 1.4. Types of Awards Under Plan. Awards under the Plan may be in the form of any one or more of the following:

                 (i)      Stock Options, as described in Article II;

                 (ii)     Incentive Stock Options, as described in Article III;

                 (iii)    Reload Options, as described in Article IV;

                 (iv)     Alternate Appreciation Rights, as described in
Article V;

                 (v)      Limited Rights, as described in Article VI;

                 (vi)     Alternate Stock Awards, as described in Article VII;
and/or

                 (vii) Stock Bonus Awards, as described in Article VIII. Awards under the Plan shall be evidenced by an Award Agreement between the Company and the recipient of the Award, in form and substance satisfactory to the Committee, and not inconsistent with this Plan.

         Section 1.5.   Aggregate Limitation on Awards.

         (a) Shares of stock which may be issued under the Plan shall be authorized and unissued or treasury shares of Common Stock $.01 par value, of
USA Waste Services, Inc. ("Common Stock").   Subject to the further provisions
of this Section 1.5 and Section 9.10, the maximum number of shares of Common Stock which may be issued under the Plan shall be 6,500,000.


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         (b)     For purposes of calculating the maximum number of shares of
Common Stock that may be issued under the Plan:

                 (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon exercise of a Stock Option, Incentive Stock Option, or Reload Option;

                 (ii) only the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of an exercise of Alternate Appreciation Rights shall be counted; and

                 (iii) only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock or another Award under the Plan are used or withheld as full or partial payment for shares issued upon exercise of a Stock Option, Incentive Stock Option, or Reload Option;

provided, however, in all events the maximum number of shares of Common Stock that may be issued pursuant to Incentive Stock Options is 6,500,000.

         (c) In addition to shares of Common Stock actually issued pursuant to the exercise of Stock Options, Incentive Stock Options, Reload Options, or Alternate Appreciation Rights, there shall be deemed to have been issued a number of shares equal to the number of shares of Common Stock in respect of which Limited Rights (as described in Article VI) shall have been exercised.

         (d) Shares tendered by a Participant or withheld as payment for shares issued upon exercise of a Stock Option, Incentive Stock Option, or Reload Option shall be available for issuance under the Plan. Any shares of Common Stock subject to a Stock Option, Incentive Stock Option, or Reload Option that for any reason is terminated unexercised or expires shall again be available for issuance under the Plan, but shares subject to a Stock Option, Incentive Stock Option, or Reload Option that are not issued as a result of the exercise of Limited Rights shall not again be available for issuance under the Plan.

         (e) The maximum number of shares of Common Stock with respect to which any Participant may receive Awards in any calendar year is 1,500,000.

         Section 1.6.   Effective Date and Term of Plan.

         (a) The Plan became effective on the date it was approved by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the 1993 Annual Meeting of shareholders of USA Waste Services, Inc.


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         (b)     No Awards shall be made under the Plan after the tenth
anniversary of the effective date of this Plan; provided, however, that the Plan and all Awards made under the Plan prior to such date shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

                           ARTICLE II.  STOCK OPTIONS

         Section 2.1. Award of Stock Options. The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any Participant in the Plan one or more options to purchase the number of shares of Common Stock ("Stock Options") allotted by the Committee. The date a Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a Participant pursuant to the Plan.

         Section 2.2. Stock Option Agreements. The grant of a Stock Option shall be evidenced by a written Award Agreement, executed by the Company and the holder of the Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

         Section 2.3. Stock Option Price. The Option Price per share of Common Stock deliverable upon the exercise of a Stock Option shall be an amount selected by the Committee and shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

         Section 2.4. Term and Exercise. A Stock Option shall not be exercisable prior to six months from the date of its grant unless a shorter period is provided by the Committee or by another Section of this Plan, and may be exercised during the period established by the Committee, but not after ten years from the date of grant thereof (the "Option Term"). No Stock Option shall be exercisable after the expiration of its Option Term.

         Section 2.5. Manner of Payment. Each Award Agreement providing for Stock Options shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the Option Price for such shares with cash, which may be pursuant to a "cashless-broker" exercise pursuant to procedures established by the Committee from time to time, or with previously owned Common Stock, or at the discretion of the Committee, in whole or in part with, the surrender of another Award under the Plan, the withholding of shares of Common Stock issuable upon exercise of such Stock Option, other property, or any combination thereof (each based on the Fair Market Value of such Common Stock, Award or other property on the date the Stock Option is exercised as determined by the Committee).


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         Section 2.6.   Delivery of Shares.  As soon as practicable after
receipt of payment, the Committee shall deliver to the Optionee a certificate or certificates for such shares of Common Stock. The Optionee shall become a shareholder of the Company with respect to Common Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder.

         Section 2.7. Death, Retirement and Termination of Employment of Optionee. Unless otherwise provided in an Award Agreement or otherwise agreed to by the Committee:

         (a) Upon the death of the Optionee, any rights to the extent exercisable by the Optionee on the date of termination of employment or consulting, as the case may be, may be exercised by the Optionee's estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining effective term of the Stock Option and one year after the Optionee's death. The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death.

         (b) Upon termination of the Optionee's employment by reason of retirement or permanent disability (as each is determined by the Committee), the Optionee may, within 36 months from the date of termination, exercise any Stock Options to the extent such Stock Options are exercisable on the date of such termination of employment.

         (c) Except as provided in Subsections (a) and (b) of this Section 2.7, or except as otherwise determined by the Committee, all Stock Options shall terminate three months after the date of the termination of the Optionee's employment or consulting, as the case may be, and shall be exercisable during such period only to the extent exercisable on the date of termination of employment or consulting.

         Section 2.8. Tax Election. Recipients of Stock Options who are directors or executive officers of the Company or who own more than 10% of the Common Stock of the Company ("Section 16(a) Option Holders") at the time of exercise of a Stock Option may elect, in lieu of paying to the Company an amount required to be withheld under applicable tax laws in connection with the exercise of a Stock Option in whole or in part, to have the Company withhold shares of Common Stock having a fair market value equal to the amount required to be withheld. Such election may not be made prior to six months following the grant of the Stock Option, except in the event of a Section 16(a) Option Holders's death or disability. The election may be made at the time the Stock Option is exercised by notifying the Company of the election, specifying the amount of such withholding and the date on which the number of shares to be withheld is to be determined ("Tax Date"), which shall be either (i) the date the Stock Option is exercised or (ii) a date six months after the Stock Option was granted, if later. The number of shares of Common Stock to be withheld to satisfy the tax obligation shall be the amount


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
of such tax liability divided by the fair market value of the Common Stock on the Tax Date (or if not a business day, on the next closest business day). If the Tax Date is not the exercise date, the Company may issue the full number of shares of Common Stock to which the Section 16(a) Option Holders is entitled, and such option holder shall be obligated to tender to the Company on the Tax Date a number of such shares necessary to satisfy the withholding obligation. Certificates representing such shares of Common Stock shall bear a legend describing such Section 16(a) Option Holders obligation hereunder.

         Section 2.9. Effect of Exercise. The exercise of any Stock Option shall cancel that number of related Alternate Appreciation Rights and/or Limited Rights, if any, that is equal to the number of shares of Common Stock purchased pursuant to said option unless otherwise agreed by the Committee in an Award Agreement or otherwise.

                     ARTICLE III.  INCENTIVE STOCK OPTIONS

         Section 3.1. Award of Incentive Stock Options. The Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any employee of USA Waste Services, Inc. or a Subsidiary one or more "incentive stock options" (intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options") to purchase the number of shares of Common Stock allotted by the Committee. The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan.

         Section 3.2. Incentive Stock Option Agreements. The grant of an Incentive Stock Option shall be evidenced by a written Award Agreement, executed by the Company and the holder of an Incentive Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

         Section 3.3. Incentive Stock Option Price. The Option Price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted; provided, however, the Option Price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option granted to any owner of 10% or more of the total combined voting power of all classes of stock of the Company and its subsidiaries shall be at least 110% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted.

         Section 3.4. Term and Exercise. Each Incentive Stock Option shall not be exercisable prior to six months from the date of its grant unless a shorter period is provided by the Committee or another Section of this Plan, and may be exercised during the period established by the Committee, but not after ten years from the date of grant



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
thereof (the "Option Term"). No Incentive Stock Option shall be exercisable after the expiration of its Option Term.

         Section 3.5. Maximum Amount of Incentive Stock Option Grant. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of USA Waste Services, Inc. and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options.

         Section 3.6. Death of Optionee. Unless otherwise provided in an Award Agreement:

         (a) Upon the death of the Optionee, any Incentive Stock Option exercisable by the Optionee on the date of termination of employment may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining option term of the Incentive Stock Option and one year after the Optionee's death.

         (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death.

         Section 3.7.   Retirement or Disability.   Unless otherwise provided
in an Award Agreement, upon the termination of the Optionee's employment by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within 36 months from the date of such termination of employment, exercise any Incentive Stock Options to the extent such Incentive Stock Options were exercisable at the date of such termination of employment. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Code upon the exercise of an Incentive Stock Option will not be available to an Optionee who exercises any Incentive Stock Options more than (i) 12 months after the date of termination of employment due to permanent disability or (ii) three months after the date of termination of employment due to retirement.

         Section 3.8. Termination for Other Reasons. Except as provided in Sections 3.6 and 3.7 or except as otherwise determined by the Committee, all Incentive Stock Options shall terminate three months after the date of the termination of the Optionee's employment and shall be exercisable during such period only to the extent exercisable on the date of termination of employment.

         Section 3.9. Applicability of Stock Options Sections. Sections 2.5, Manner of Payment; 2.6, Delivery of Shares; 2.8, Tax Elections and 2.9, Effect of Exercise, applicable to Stock Options, shall apply equally to Incentive Stock Options. Such Sections are incorporated by reference in this Article III as though fully set forth herein.

                          ARTICLE IV.  RELOAD OPTIONS

         Section 4.1. Authorization of Reload Options. Concurrently with or subsequent to the award of Stock Options to any Participant in the Plan, the Committee may authorize reload options ("Reload Options") to purchase shares of Common Stock. The number of Reload Options shall equal (i) the number of shares of Common Stock used to pay the exercise price of the underlying Stock Options or Incentive Stock Options and (ii) to the extent authorized by the Committee, the number of shares of Common Stock withheld by the Company in payment of the exercise price underlying the Stock Option or Incentive Stock Option or used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options or Incentive Stock Options. The grant of a Reload Option will become effective upon the exercise of underlying Stock Options, Incentive Stock Options, or Reload Options through the use of shares of Common Stock held by the Optionee or the withholding of shares by the Company in payment of the exercise price of the underlying Stock Option or Incentive Stock Option held by the Optionee. Notwithstanding the fact that the underlying option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

         Section 4.2. Reload Option Amendment. Each Award Agreement shall state whether the Committee has authorized Reload Options with respect to the Stock Options and/or Incentive Stock Options covered by such Award Agreement. Upon the exercise of an underlying Stock Option, Incentive Stock Option, or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Award Agreement in such form as the Committee shall approve.

         Section 4.3. Reload Option Price. The Option Price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Common Stock on the date the grant of the Reload Option becomes effective.

         Section 4.4. Term and Exercise. Each Reload Option is fully exercisable six months from the effective date of grant. The term of each Reload Option shall be equal to the remaining option term of the underlying Stock Option and/or Incentive Stock Option.

         Section 4.5. Termination of Employment. Unless otherwise determined by the Committee in an Award Agreement or otherwise, no additional Reload Options shall be granted to Optionees when Stock Options, Incentive Stock Options, and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment.

         Section 4.6. Applicability of Stock Options Sections. Sections 2.5, Manner of Payment; 2.6 Delivery of Shares; 2.7, Death, Retirement and Termination of Employment of Optionee; 2.8, Tax Elections; and 2.9, Effect of Exercise, applicable to Stock Options, shall apply equally to Reload Options. Such Sections are incorporated by reference in this Article IV as though fully set forth herein.

                   ARTICLE V.  ALTERNATE APPRECIATION RIGHTS

         Section 5.1. Award of Alternate Appreciation Rights. Concurrently with or subsequent to the award of any Stock Option, Incentive Stock Option, or Reload Option to purchase one or more shares of Common Stock, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock covered by an Option, a related alternate appreciation right permitting the Optionee to be paid the appreciation on the Option in lieu of exercising the Option ("Alternate Appreciation Right").

         Section 5.2. Alternate Appreciation Rights Agreement. Alternate Appreciation Rights shall be evidenced by written Award Agreements in such form as the Committee may from time to time determine.

         Section 5.3. Exercise. An Optionee who has been granted Alternate Appreciation Rights may, from time to time, in lieu of the exercise of an equal number of Options, elect to exercise one or more Alternate Appreciation Rights and thereby become entitled to receive from the Company payment in Common Stock of the number of shares determined pursuant to Section 5.4 and 5.5. Alternate Appreciation Rights shall be exercisable only to the same extent and subject to the same conditions as the Options related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Alternate Appreciation Rights.

         Section 5.4. Amount of Payment. The amount of payment to which an Optionee shall be entitled upon the exercise of each Alternate Appreciation Right shall be equal to 100% of the amount, if any, by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the Option Price per share on the Option related to such Alternate Appreciation Right. A
Section 16(a) Option Holder may elect to withhold shares of Common Stock issued under this Section to pay taxes as described in Section 2.8.

         Section 5.5. Form of Payment. The number of shares to be paid shall be determined by dividing the amount of payment determined pursuant to Section
5.4 by the Fair Market Value of a share of Common Stock on the exercise date of such Alternate Appreciation Rights. As soon as practicable after exercise, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock.

         Section 5.6. Effect of Exercise. Unless otherwise provided in an Award Agreement or agreed to by the Committee, the exercise of any Alternate Appreciation Rights shall cancel an equal number of Stock Options, Incentive Stock Options, Reload Options, and Limited Rights, if any, related to said Alternate Appreciation Rights.

         Section 5.7. Termination of Employment, Retirement, Death or Disability. Unless otherwise provided in an Award Agreement or agreed to by the Committee:

                 (a) Upon termination of the Optionee's employment (including employment as a director of the Company after an Optionee terminates employment as an employee of the Company) by reason of permanent disability or retirement (as each is determined by the Committee) or consulting, the Optionee may, within six months from the date of such termination, exercise any Alternate Appreciation Rights to the extent such Alternate Appreciation Rights are exercisable during such six-month period.

                 (b) Except as provided in Section 5.7(a), all Alternate Appreciation Rights shall terminate three months after the date of the termination of the Optionee's employment, consulting or upon the death of the Optionee.

                          ARTICLE VI.  LIMITED RIGHTS

         Section 6.1. Award of Limited Rights. Concurrently with or subsequent to the award of any Stock Option, Incentive Stock Option, Reload Option, or Alternate Appreciation Right, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock covered by an Option, a related limited right permitting the Optionee, during a specified limited time period, to be paid the appreciation on the Option in lieu of exercising the Option ("Limited Right").

         Section 6.2. Limited Rights Agreement. Limited Rights granted under the Plan shall be evidenced by written Award Agreements in such form as the Committee may from time to time determine.

         Section 6.3. Exercise Period. Limited Rights are exercisable in full for a period of seven months following the date of a Change in Control of USA Waste Services, Inc. (the "Exercise Period"); provided, however, that Limited Rights may not be exercised under any circumstances until the expiration of the six-month period following the date of grant.

           Section 6.4. Amount of Payment. The amount of payment to which an Optionee shall be entitled upon the exercise of each Limited Right shall be equal to 100% of the amount, if any, which is equal to the difference between the Option Price per share of Common Stock covered by the related Option and the Market Price of a share of such Common Stock. "Market Price" is defined to be the greater of (i) the highest price per share of the Company's Common Stock paid in connection with any Change in Control and (ii) the highest price per share of the Company's Common Stock reflected in the consolidated trading tables of The Wall Street Journal (presently the New York Stock Exchange - Composite Transactions) during the 60-day period prior to the Change in Control.

         Section 6.5. Form of Payment. Payment of the amount to which an Optionee is entitled upon the exercise of Limited Rights, as determined pursuant to Section 6.4, shall be made solely in cash.

         Section 6.6. Effect of Exercise. If Limited Rights are exercised, the Stock Options, Incentive Stock Options, Reload Options, and Alternate Appreciation Rights, if any, related to such Limited Rights shall cease to be exercisable to the extent of the number of shares with respect to which the Limited Rights were exercised. Upon the exercise or termination of the Stock Options, Incentive Stock Options, Reload Options, and Alternate Appreciation Rights, if any, related to such Limited Rights, the Limited Rights granted with respect thereto terminate to the extent of the number of shares as to which the related options and Alternate Appreciation Rights were exercised or terminated.

         Section 6.7. Retirement or Disability. Upon termination of the Optionee's employment (including employment as a director of the Company after an Optionee terminates employment as an employee of the Company) by reason of permanent disability or retirement (as each is determined by the Committee) or consulting, the Optionee may, within six months from the date of such termination, exercise any Limited Right to the extent such Limited Right is exercisable during such six-month period.

         Section 6.8. Death of Optionee or Termination for Other Reasons. Except as provided in Sections 6.7 and 6.9, or except as otherwise determined by the Committee, all Limited Rights granted under the Plan shall terminate upon the termination of the Optionee's employment, consulting or upon the death of the Optionee.

         Section 6.9. Termination Related to a Change in Control. The requirement that an Optionee be terminated by reason of retirement or permanent disability or be employed by the Company at the time of exercise pursuant to Sections 6.7 and 6.8, respectively, is waived during the Exercise Period as to an Optionee who (i) was employed by the Company at the time of the Change in Control and (ii) is subsequently terminated by the Company other than for just cause or who voluntarily terminates if such termination was the result of a good faith determination by the Optionee that as a result of the Change in Control he is unable to effectively discharge his present duties or the duties of the position which he occupied just prior to the Change in Control. As used herein "just cause" shall mean willful misconduct or dishonesty or conviction of or failure to contest prosecution for a felony, or excessive absenteeism unrelated to illness.

                       ARTICLE VII.   SUBSTITUTION AWARDS

         Section 7.1. Awards may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary or an Affiliate.

                       ARTICLE VIII.  BONUS STOCK AWARDS

         Section 8.1. Award of Bonus Stock. The Committee may from time to time, and subject to the provisions of this Plan and such other terms and conditions as the Committee may prescribe, grant to any Participant in the Plan shares of Common Stock ("Stock Bonus").

         Section 8.2. Stock Bonus Agreements. The grant of a Stock Bonus shall be evidenced by a written Award Agreement, executed by the Company and the recipient of a Stock Bonus, in such form as the Committee may from time to time determine, providing for the terms of such grant, including any vesting schedule, restrictions on the transfer of such Common Stock or other matters.

                           ARTICLE IX.  MISCELLANEOUS

         Section 9.1. General Restriction. Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration, or qualification of the shares of Common Stock subject to or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an Award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issue or purchase of shares of Common Stock thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

         Section 9.2.   Non-Assignability.   Except as provided below, no Award
under the Plan shall be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution, and during the life of the recipient, such Award shall be exercisable only by such person or by such person's guardian or legal representative.

          Notwithstanding the foregoing, as provided by the Committee in an Award Agreement, Awards (other than Incentive Stock Options) may be transferred (in whole or in part in a form approved by the Company) by a Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of the Immediate Family Members and, if applicable, the Participant, or (iii) a partnership in which such Immediate Family Members and, if applicable, the Participant are the only partners. Following any such transfer, the Award shall continue to be subject to the same terms and conditions as were applicable to the Award immediately prior to the transfer. A transferee of an Award may not transfer the Award except to an Immediate Family Member or the Participant.

         Section 9.3. Withholding Taxes. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificates for such shares. Alternatively, the Company may issue or transfer such shares of the Company net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

         Section 9.4. Right to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue in the employment of, or consulting to, the Company or effect any right which the Company may have to terminate the employment or consulting relationship of such Participant.

         Section 9.5. Non-Uniform Determination. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

         Section 9.6. Rights as a Shareholder. The recipient of any Award under the Plan shall have no right as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him.

         Section 9.7. Definitions. In this Plan the following definitions shall apply:

                 (a) "Subsidiary" means any corporation of which, at the time more than 50% of the shares entitled to vote generally in an election of directors are owned directly or indirectly by the USA Waste Services, Inc. or any subsidiary thereof.

                 (b) "Affiliate" means any person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with USA Waste Services, Inc.

                 (c) "Fair Market Value" as of any date and in respect or any share of Common Stock means the lowest reported trading price on such date or on the next business day, if such date is not a business day, of a share of Common Stock reflected in the consolidated trading tables of The Wall Street Journal (presently the New York Stock Exchange - Composite Transactions) or any other publication selected by the Committee, provided that, if shares of Common Stock shall not have been quoted on the New York Stock Exchange for more than 10 days immediately preceding such date or if deemed appropriate by the Committee for any other reason, the fair market value of shares of Common Stock shall be as determined by the Committee in such other manner as it may deem appropriate. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

                 (d) "Option" means Stock Option, Incentive Stock Option, or Reload Option.

                (e) "Option Price" means the purchase price per share of the Common Stock deliverable upon the exercise of a Stock Option, Incentive Stock Option, or Reload Option.

                (f) "Change in Control" means the occurrence, at any time during the specified term of an Option granted under the Plan, of any of the following events:

                      (i) The Company is merged or consolidated or reorganized into or with another corporation or other legal person (an "Acquiror") and as a result of such merger, consolidation or reorganization less than 75% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such merger, consolidation or reorganization, other than the Acquiror or any corporation or other legal person controlling, controlled by or under common control with the Acquiror;

                      (ii) The Company sells all or substantially all of its business and/or assets to an Acquiror, of which less than 75% of the outstanding voting securities or other capital interests are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such sale, other than any corporation or other legal person controlling, controlled by or under common control with the Acquiror;

                      (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act:), disclosing that any person or group (as the terms "person" and "group" are used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act and the rules and regulations promulgated thereunder) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 20% or more of the issued and outstanding shares of voting securities of the Company; or

                      (iv) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director of the Company was approved by a vote of at least two-thirds of such directors of the Company then still in office who were directors of the Company at the beginning of any such period.

         Section 9.8. Leaves of Absence. The Committee shall be entitled to make such rules, regulations, and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any Award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence on Awards under the Plan theretofore made to any recipient who takes such leave of absence.

         Section 9.9. Newly Eligible Employees. The Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof after the commencement of an award or incentive period.

         Section 9.10. Adjustments. In any event of any change in the outstanding Common Stock by reason of a stock dividend or distributions, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may appropriately adjust the number of shares of Common Stock that may be issued under the Plan, the number of shares of Common Stock subject to Options theretofore granted under the Plan, and any and all other matters deemed appropriate by the Committee.

         Section 9.11.   Changes in the Company's Capital Structure.

                 (a) The existence of outstanding Options, Alternative Appreciation Rights, or Limited Rights shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                 (b) If, while there are outstanding Options, USA Waste Services, Inc. shall effect a subdivision or consolidation of shares or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then (i) in the event of an increase in the number of such shares outstanding, the number of shares of Common Stock then subject to Options hereunder shall be proportionately increased; and (ii) in the event of a decrease in the number of such shares outstanding the number of shares then available for Option hereunder shall be proportionately decreased.

                 (c) After a merger of one or more corporations into USA Waste Services, Inc., or after a consolidation of USA Waste Services, Inc. and one or more corporations in which USA Waste Services, Inc. shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of stock or other securities to which such holder would have been entitled to receive pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of USA Waste Services, Inc. equal to the number of shares as to which such Option had been exercisable.

                 (d) If USA Waste Services, Inc. is merged into or consolidated with another corporation or other entity under circumstances where USA Waste Services, Inc. is not the surviving corporation, or if USA Waste Services, Inc. sells or otherwise disposes of substantially all of its assets to another corporation or other entity while unexercised Options remain outstanding, then the Committee may direct that any of the following shall occur:

                          (i) If the successor entity is willing to assume the obligation to deliver shares of stock or securities after the effective date of the merger, consolidation or sale of assets, as the case may be, each holder of an outstanding Option shall be entitled to receive, upon the exercise of such Option and payment of the Option Price, in lieu of shares of Common Stock, such shares of stock or other securities as the holder of such Option would have been entitled to receive had such Option been exercised immediately prior to the consummation of such merger, consolidation or sale, and any related Alternate Appreciation Right and Limited Right associated with such Option shall apply as nearly as practicable to the shares of stock or other securities purchasable upon exercise of the Option following such merger, consolidation or sale of assets.

                          (ii) The Committee may waive any limitations set forth in or imposed pursuant to this Plan or any Award Agreement with respect to such Option and any related Alternate Appreciation Right or Limited Option such that such Option and related Alternate Appreciation Right and Limited Right shall become exercisable prior to the record or effective date of such merger, consolidation or sale of assets.

                          (iii) The Committee may cancel all outstanding Options and Alternate Appreciation Rights (but not Limited Rights) as of the effective date of any such merger, consolidation, or sale of assets provided that prior notice of such cancellation shall be given to each holder of an Option at least 30 days prior to the effective date of such merger, consolidation, or sale of assets, and each holder of an Option shall have the right to exercise such Option and any related Alternate Appreciation Right in full during a period of not less than 30 days prior to the effective date of such merger, consolidation, or sale of assets. No action taken by the Committee under this subsection shall have the effect of terminating, and nothing in this subsection shall permit the Committee to terminate, any Limited Right held by an Optionee.

                 (c) Except as herein provided, the issuance by USA Waste Services, Inc. of Common Stock or any other shares of capital stock or services convertible into shares of capital stock, for cash property, labor done or other consideration, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

         Section 9.12. Change in Control. Any Award granted under the Plan prior to the date of a Change in Control shall be immediately exercisable in full on such date, without regard to any times of exercise established under its Award Agreement; provided, however, in no event shall Stock Options or Incentive Stock Options be exercisable after the tenth anniversary of their respective grant dates.

         Section 9.13.   Amendment of the Plan.

                 (a) The Committees may without further action by the shareholders and without receiving further consideration from the Participants, amend this Plan or condition or modify Awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements.

                 (b) The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without shareholder approval the Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section 9.10), (ii) extend the period during which any Award may be granted or exercised, or (iii) extend the term of the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not, without the consent of a Participant, affect his or her rights under an Award previously granted to him or her.